SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


        Date of Report (Date of Earliest Event Reported): August 23, 2000
                                                          ----------------


                                FTS APPAREL, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Colorado                       0-24829                    84-1416864
-----------------------     -------------------------       --------------------
(State or other juris-       (Commission File Number)       (I.R.S. Employer
 diction of incorpora-                                       Identification No.)
 tion)

                 212 S. Wahsatch. Suite 205
                 Colorado Springs, Colorado                 80903
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        (Address of Principal Executive Offices)          (Zip Code)


        Registrant's telephone number including area code: (719) 630-0980
                                                           --------------


         (Former name or former address, if changed since last report):

                             Full Tilt Sports, Inc.
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Item 5. OTHER EVENTS

     The Company changed its name to FTS Apparel, Inc., effective August 23, 2000. The name change was recommended by the Board of Directors at the annual shareholders meeting held on August 23, 2000, as the Company is in the business of producing, marketing and distributing products under the FTS Apparel trademark and logo, the Company has registered FTS Apparel, Inc. as its trade name in Colorado and conducts business under that trade name. The shareholders approved the adoption of Articles of Amendment to Articles of Incorporation to change the Company's name, and the articles were filed with the Secretary of State of Colorado, effective August 23, 2000.

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


                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(a) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FULL TILT SPORTS, INC.

Date: August 23, 2000                         By:  /s/ Roger K. Burnett
                                                   ---------------------------
                                                   Roger K. Burnett, President

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